                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004


                            THE LACLEDE GROUP, INC.
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             (Exact name of registrant as specified in its charter)

         Missouri                       1-16681                 74-2976504
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

   720 Olive Street               St. Louis, Missouri              63101
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (314) 342-0500
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                                      NONE
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         (Former name or former address, if changed since last report)

Item 7.           Exhibits

         Exhibit 99 - Presentation at The Laclede Group's annual meeting of shareholders.

         This exhibit is furnished under Item 9 below and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.           Regulation FD Disclosure

         At the Company's annual meeting of its shareholders today, the Company's officers will be delivering the presentation attached as Exhibit
99. The information contained in this report, including Exhibit 99, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE LACLEDE GROUP, INC.
                                          (Registrant)

                                       By: /s/ Barry C. Cooper
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                                           Barry C. Cooper
                                           Chief Financial Officer



January 29, 2004
    (Date)

                               Index to Exhibits

Exhibit No.
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   99       Presentation at The Laclede Group's annual meeting of shareholders.